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                                                                  EXHIBIT 10.23A


LEVEL 8

8000 Regency Parkway  . Cary, North Carolina 27511 .  Phone: 919-380-5000  .
Fax: 919-380-5090

Schedule 4

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Once completed and signed by both parties, this Schedule 4 forms part of the
Master License Agreement ("Agreement") entered into on 24 October 1996 between Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Customer") and Seer Technologies, Inc., and assigned by Seer Technologies, Inc. to Level 8 Technologies, Inc. ("Level 8") on 17 February 2000, the terms and conditions of which are incorporated by reference herein.


Customer:    Merrill Lynch, Pierce, Fenner & Smith Incorporated
Address:     103 Morgan Lane, Planesboro, New Jersey 08536

Effective Date of this Schedule 4:  30 September 2000   License Term:  perpetual


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Product Code          Product Name                                          Version                     Total License Fees
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
Geneva-AP             Geneva AppBuilder (formerly SEER*HPS)                 5.4.1                         $6,015,622.43
--------------------------------------------------------------------------------------------------
Geneva-EIT            Geneva Enterprise Integrator                           9.0
------------------------------------------------------------------------------------------------------------------------------

1. LICENSE GRANT: Level 8 grants Customer an enterprise license to use the Licensed Products listed above.

2. MAINTENANCE SERVICES: Notwithstanding the provisions of Section 5 of the
   Agreement:

   Customer will receive Maintenance Services from the Effective Date of this Schedule through 1 January 2001 and Customer shall pay $202,773.79 for this initial maintenance period. Thereafter for the next three years, Customer will pay upon renewal an Annual Maintenance Fee of $902,343.36, which is equal to 15% of the License Fees, paid above. At that time, Level 8 and Customer will negotiate the new renewal rate for the Annual Maintenance Fees.

3. PAYMENT: License Fees and the initial Maintenance Fees are due upon execution of this Schedule and payable within 30 days. Thereafter, an Annual Maintenance Fee is due by 1 January of each year.

3. ACCEPTANCE: Section 2 of the Agreement is deleted and replaced as follows:
   The Licensed Products, as listed above, will be deemed accepted by Customer upon execution of this Schedule 4.


MERRILL LYNCH, PIERCE, FENNER & SMITH      LEVEL 8 TECHNOLOGIES, INC.
INCORPORATED

By:.....................................   By:..................................
Name:...................................   Name:................................
Title:..................................   Title:...............................
Date:...................................   Date:................................